UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23939

AB CARVAL CREDIT OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Matthew Johnson

AB CarVal Investors L.P.

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 952-444-4780

Date of fiscal year end: June 30, 2026

Date of reporting period: December 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2025

SEMI-ANNUAL REPORT

AB CARVAL CREDIT OPPORTUNITIES FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MANAGEMENT REPORT

This report provides certain information for the AB CarVal Credit Opportunities Fund (the “Fund”) for the six-month period ended December 31, 2025.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Fund seeks to maximize total return, consisting of current income and capital appreciation. The Fund provides differentiated credit exposure by employing a barbell strategy between credit opportunities in both private and public credit.

The current private credit focus includes specialty finance, aircraft leasing and energy transition investments, while public investments include structured products, leveraged loans and high yield bonds. Further, the Fund provides geographic diversification by sourcing opportunities primarily in the US and Western Europe. We continued to build a robust pipeline of opportunities in 2025.

The Fund was built around three core principles:

•	To deliver high income
•	To provide low volatility
•	To exhibit low correlation with less drawdown relative to broader fixed income markets

Fund investment highlights in the second half of 2025 included European housing where we entered a forward-flow partnership in the UK for residential development loans and expanded commitments in the German residential development market, where structural undersupply persists; consumer specialty finance where we added exposure across US and European whole loans including auto, home equity, point-of-sale, and recreational vehicles; aviation leasing where we grew the Fund’s exposure to 37 planes leased to 19 global carriers, focused on mid-life narrowbody aircraft; and public asset-backed securities (ABS) and structured credit where we maintained our preference for single-asset single-borrower securities with focus on industrial and multifamily collateral.

In public credit, spreads remained tight across structured credit, leveraged loans and high yield bonds. However, within public credit markets we found pockets of opportunity that were compelling alternatives to US high yield bonds within public ABS, commercial mortgage backed securities and residential mortgage-backed securities.

The performance of the Fund in the second half of 2025 exceeded our expectations. Notably, the Fund had positive monthly returns throughout 2025, underscoring its resilience during volatile periods, including the Liberation Day selloff in

ABFunds.com	AB CarVal Credit Opportunities Fund 1

April. We believe the Fund is well positioned to deliver relative outperformance in weaker markets by focusing on investments where we can mitigate downside.

Our focus is on cash-flowing assets that generate strong carry, seek to protect principal, and offer upside optionality. By seeking to avoid the drawdown months, we believe the Fund will outperform over the cycle. Looking ahead, we remain focused on bilaterally negotiated investments where we believe we can secure structural protections to mitigate downside risk.

In 2026, we expect US economic growth to remain solid, supported by resilient consumer spending and healthy labor markets. We continue to prioritize private asset-backed investments with durable collateral coverage and strong contractual income.

2 AB CarVal Credit Opportunities Fund	ABFunds.com

PORTFOLIO SUMMARY

December 31, 2025

The breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure (see “Consolidated Portfolio of Investments” section of the report for additional details).

Portfolio Construction (Percent)	Country Breakdown – Long (Percent)

United States
65.10%
Ireland
11.06%
United Kingdom
9.00%
Italy
4.47%
Germany
3.88%
Netherlands
1.68%
Poland
1.19%
Argentina
0.96%
Spain
0.92%
France
0.68%
Switzerland
0.39%
Portugal
0.38%
Australia
0.22%
China
0.08%

ABFunds.com	AB CarVal Credit Opportunities Fund 3

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2025 (unaudited)

		Principal Amount (000)	U.S. $ Value

ASSET BACKED – 39.6%
Bonds – 39.6%
Alternative Energy – 0.3%
Dividend Solar Loans LLC Series 2019-1 5.68%, 08/22/2039(a)	U.S.$	423	$375,431
Mill City Solar Loan Ltd. Series 2019-1 5.92%, 03/20/2043(a)(b)		102	84,777
7.14%, 03/20/2043(a)(b)		96	74,599
Series 2019-2GS 2.00%, 07/20/2043(a)(b)		373	262,057
15.44%, 07/20/2043(a)(b)(c)(d)(e)		735	209,378
Series 2020-1 15.44%, 06/20/2047(a)(b)(c)(d)(e)(f)		1,189	185,115

			1,191,357

Commercial Mortgage-Backed Securities – 17.0%
Ashford Hospitality Trust Series 2018 5.531% (SOFR 1 Month + 1.57%), 04/15/2035(a)(g)		2,000	1,993,471
Atrium Hotel Portfolio Trust Series 2024 9.213%, 11/10/2029(a)		3,500	3,589,183
Banc of America Merrill Lynch Series 2025 7.959% (SOFR 1 Month + 4.00%), 02/15/2042(a)(g)		2,500	2,499,972
BXSC Commercial Mortgage Trust Series 2022-WSS, Class F 9.288% (SOFR 1 Month + 5.33%), 03/15/2035(a)(g)		1,737	1,736,631
Commercial Mortgage Trust Series 2024 7.927%, 12/10/2041(a)		2,690	2,719,777
Series 2024-WCL 8.237% (SOFR 1 Month + 4.49%), 06/15/2041(a)(g)		1,176	1,180,895
DGWD Trust Series 2025, Class E 7.959% (SOFR 1 Month + 4.00%), 08/15/2035(a)(g)		2,500	2,499,972
GS Mortgage Securities Trust Series 2024-70P, Class E 8.965%, 03/10/2041(a)		3,200	3,360,342

4 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HAVN Trust Series 2025, Class E 9.009% (SOFR 1 Month + 5.05%), 10/15/2035(a)(g)	U.S.$	3,500	$3,499,364
HIH Trust Series 2024-61P, Class F 9.396% (SOFR 1 Month + 5.44%), 10/15/2041(a)(g)		3,251	3,267,841
ILPT Commercial Mortgage Trust Series 2025-LPF2, Class E 8.199%, 07/13/2042(a)		3,500	3,639,796
IP Mortgage Trust Series 2025-IP, Class F 7.712%, 06/10/2042(a)		2,500	2,573,818
MILE Trust Series 2025-STNE, Class E 8.65% (SOFR 1 Month + 4.90%), 07/15/2042(a)(g)		2,500	2,509,466
MTN Commercial Mortgage Trust Series 2022-LPFL, Class F 9.245% (SOFR 1 Month + 5.29%), 03/15/2039(a)(g)		2,007	2,012,768
Pembroke Property Finance 3 DAC 5.997% (EURIBOR 3 Month + 3.95%), 06/01/2043(a)(g)	EUR	500	597,648
6.957% (EURIBOR 3 Month + 4.91%), 06/01/2043(a)(g)		1,953	2,322,432
PGA Trust Series 2024-RSR2, Class F 8.437% (SOFR 1 Month + 4.69%), 06/15/2039(a)(g)	U.S.$	1,375	1,381,316
SCG Hotel Issuer Inc Series 2024-MSP, Class E 8.896% (SOFR 1 Month + 4.94%), 04/15/2041(a)(g)		3,500	3,514,864
SDAL Trust Series 2025 9.246% (SOFR 1 Month + 5.29%), 04/15/2042(a)(g)		2,500	2,514,123
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 6.451% (SOFR 1 Month + 2.70%), 01/15/2039(a)(g)		1,780	1,771,186
Series 2022-MINI, Class F 7.101% (SOFR 1 Month + 3.35%), 01/15/2039(a)(g)		2,000	1,968,125

ABFunds.com	AB CarVal Credit Opportunities Fund 5

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SWCH Commercial Mortgage Trust Series 2025 7.09% (SOFR 1 Month + 3.34%), 02/15/2042(a)(g)	U.S.$	1,000	$984,929
7.989% (SOFR 1 Month + 4.24%), 02/15/2042(a)(g)		2,000	1,981,518
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 3 4.974% (EURIBOR 1 Month + 3.00%), 10/27/2043(a)(g)	EUR	700	819,489
6.374% (EURIBOR 1 Month + 4.40%), 10/27/2043(a)(g)		500	583,951
THPT Mortgage Trust Series 2023-THL, Class D 9.252%, 12/10/2034(a)	U.S.$	1,386	1,400,789
UK Logistics DAC Series 2025-2A, Class E 7.996% (SONIA + 4.05%), 08/17/2035(a)(g)	GBP	1,300	1,753,212
Velocity Commercial Capital Loan Trust Series 2022-4, Class M4 7.523%, 08/25/2052(a)(d)(e)	U.S.$	1,659	1,599,083
Series 2023-2, Class M6 10.343%, 05/25/2053(a)(d)(e)		1,307	1,248,326
Series 2023-3, Class M6 10.688%, 08/25/2053(a)(d)(e)		1,794	1,706,884
Series 2024-1, Class M5 10.905%, 01/25/2054(a)(d)(e)		822	820,049
Series 2024-3, M4 10.736%, 06/25/2054(a)(d)(e)		1,735	1,771,089
Series 2025-4, Class M4 9.35%, 09/25/2055(a)(d)(e)		1,813	1,799,034
Series 2025-5, Class M4 9.19%, 12/25/2055(a)(d)(e)		2,050	2,030,038

			69,651,381

Consumer Asset-Backed Securities – 9.9%
Asimi Funding PLC Series 2024-1, Class F 10.376% (SONIA + 6.40%), 09/16/2031(a)(g)	GBP	579	790,205
BBVA Consumer Auto FTA Series 2024-1 7.41% (EURIBOR 3 Month + 5.40%), 04/21/2037(a)(g)	EUR	315	382,178
Dowson PLC Series 2025-1, Class E 6.785% (SONIA + 2.90%), 12/20/2032(a)(g)	GBP	711	958,389
Series 2025-1, Class F 9.228% (SONIA + 5.25%), 12/20/2032(a)(g)		1,055	1,422,075

6 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FCT Eurotruck Lease 7.162% (EURIBOR 1 Month + 5.25%), 04/30/2049(d)(e)(g)	EUR	380	$445,549
9.662% (EURIBOR 1 Month + 7.75%), 04/30/2049(d)(e)(g)		1,790	2,088,883
Foundation Finance Trust Series 2025-1 8.37%, 04/15/2050(a)	U.S.$	1,965	1,948,028
Series 2025-3A, Class E 8.42%, 08/15/2052(a)		3,565	3,559,884
GoodLeap Home Improvement Solutions Trust Series 2025-1 7.83%, 02/20/2049(a)		1,572	1,587,342
Series 2025-2, Class C 8.16%, 06/20/2049(a)		1,523	1,548,098
Lendbuzz Auto Receivables Trust Series 2025 8.79%, 08/15/2031(c)(d)(e)		950	10,379,507
Mariner Finance Issuance Trust Series 2025-AA, Class E 8.64%, 05/20/2038(a)		1,431	1,473,683
Series 2025-BA, Class E 7.51%, 11/22/2038(a)		3,506	3,490,591
Republic Finance Issuance Trust Series 2025-A, Class E 7.70%, 11/20/2034(a)		2,448	2,450,060
SC Germany SA Compartment Consumer Series 2022-1 7.435% (EURIBOR 1 Month + 5.50%), 10/14/2036(a)(g)	EUR	631	772,983
10.435% (EURIBOR 1 Month + 8.50%), 10/14/2036(a)(g)		561	702,124
Series 2024-1 6.671% (EURIBOR 1 Month + 4.80%), 01/14/2038(a)(g)		140	165,161
Secucor Finance DAC Series 2025-1, Class E 6.399% (EURIBOR 1 Month + 4.50%), 09/20/2036(a)(g)		800	940,153
Securitization of Catalogue Assets Ltd. 9.438% (SONIA + 4.25%), 01/01/2027(d)(e)(g)	GBP	567	769,026
12.158% (SONIA + 6.97%), 01/01/2027(d)(e)(g)		986	1,338,914
16.188% (SONIA + 11.00%), 01/01/2027(d)(e)(g)		540	739,758
Stream Innovations Issuer Trust Series 2025-1, Class D 8.40%, 09/15/2045(a)	U.S.$	787	790,813

ABFunds.com	AB CarVal Credit Opportunities Fund 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Veros Auto Receivables Trust Series 2025-1, Class D 8.79%, 05/17/2032(a)	U.S.$	1,821	$1,885,207

			40,628,611

Residential Mortgage-Backed Securities – 12.4%
Archwest Mortgage Trust 6.809%, 10/25/2040(a)(d)(e)		2,372	2,377,988
CFMT LLC Series 2024 4.00%, 10/25/2054(a)(d)(e)		1,878	1,689,194
EFMT Series 2024-INV2 7.639%, 10/25/2069(a)(d)(e)		2,765	2,756,585
Jeronimo Funding DAC 4.939% (EURIBOR 3 Month + 3.00%), 10/25/2064(a)(g)	EUR	400	454,764
5.439% (EURIBOR 3 Month + 3.50%), 10/25/2064(a)(g)		941	1,056,832
5.939% (EURIBOR 3 Month + 4.00%), 10/25/2064(a)(g)		471	517,918
Kinbane DAC Series 2025 0.00%, 06/24/2078(a)(d)(e)		164	– 0	–
1.03%, 06/24/2078(a)(d)(e)		710	187,340
Mill City Mortgage Loan Trust Series 2018-4 0.00%, 04/25/2066(a)(b)(d)(e)	U.S.$	164	84,501
0.00%, 04/25/2066(a)(b)(c)(d)(e)(f)		3,642	– 0	–
9.26%, 04/25/2066(a)(b)(d)(e)		132	68,230
0.122%, 04/25/2066(a)(b)(d)(e)		204	117,181
3.03%, 04/25/2066(a)(b)(d)(e)		204	131,309
3.25%, 04/25/2066(a)(b)		427	331,186
11.65%, 04/25/2066(a)(b)(c)(d)(e)(f)		3,642	16,568
Series 2019-1 13.67%, 10/25/2069(a)(b)(c)(d)(e)(f)		3,525	1,501
0.071%, 10/25/2069(a)(b)(d)(e)		216	124,829
3.526%, 10/25/2069(a)(b)(d)(e)		429	288,090
3.544%, 10/25/2069(a)(b)(d)(e)		214	86,504
11.63%, 10/25/2069(a)(b)(c)(d)(e)(f)		3,525	16,723
Series 2019-GS2 0.00%, 08/25/2059(a)(b)(d)(e)(f)		2,918	15,454
3.844%, 08/25/2059(a)(b)(d)(e)		652	377,155
16.81%, 08/25/2059(a)(b)(c)(d)(e)(f)		3,298	66,941
Series 2023-NQM1 6.045%, 10/25/2067(a)(b)		588	588,938

8 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Residential Mortgage Loan Trust Series 2024 7.365%, 10/25/2069(a)(d)(e)	U.S.$	1,115	$1,109,615
Series 2025-SPL1, Class B1 4.25%, 02/25/2065(a)(d)(e)		1,650	1,472,808
New Residential Mortgage Loan Trust Series 2018-2 5.215%, 02/25/2058(a)(d)(e)		2,035	1,541,823
Series 2019-2 4.713%, 12/25/2057(a)(d)(e)		2,600	1,984,834
Series 2019-5 4.225%, 08/25/2059(a)(d)(e)		2,850	1,900,960
Series 2019-6 4.319%, 09/25/2059(a)(d)(e)		2,928	2,058,668
Series 2019-RPL2 3.967%, 02/25/2059(a)(d)(e)		2,618	1,410,869
Series 2023 7.492%, 10/25/2063(a)(d)(e)		2,000	1,993,272
Pretium Mortgage Credit Partners LLC Series 2025-NPL7, Class A2 8.354%, 07/25/2055(a)(d)(e)		1,235	1,241,991
Series 2025-NPL8, Class A2 7.991%, 08/25/2055(a)(d)(e)		778	780,968
Series 2025-NPL9, Class A2 7.507%, 08/25/2055(a)(d)(e)		515	519,861
Series 2025-NPL12, Class A2 6.90%, 11/25/2055(a)(d)(e)		1,800	1,788,513
PRKCM Trust Series 2025-AFC1, Class B1 6.81%, 10/25/2060(a)(d)(e)		1,000	992,896
PRP Advisors LLC Series 2023-RCF2 4.00%, 11/25/2053(a)		1,000	945,373
Series 2025-6, Class A2 8.326%, 08/25/2028(a)(d)(e)		708	709,083
Series 2025-7, Class A2 7.449%, 08/25/2030(a)(d)(e)		807	808,778
Series 2025-RCF3 5.25%, 07/25/2055(a)(d)(e)		500	471,195
Series 2025-RCF4, Class M2 4.50%, 08/25/2055(a)(d)(e)		500	458,725
PRPM LLC Series 2025-8, Class A2 7.199%, 10/25/2030(a)(d)(e)		1,569	1,563,867
Verus Securitization Trust Series 2023-6 7.769%, 09/25/2068(a)(d)(e)		1,890	1,894,311

ABFunds.com	AB CarVal Credit Opportunities Fund 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Series 2023-8, Class B2 8.085%, 12/25/2068(a)(d)(e)	U.S.$	398	$401,233
Series 2023-INV2 8.023%, 08/25/2068(a)(d)(e)		3,139	3,139,652
Series 2024-4 8.013%, 06/25/2069(a)(d)(e)		2,000	2,019,521
Series 2024-6 7.923%, 07/25/2069(a)(d)(e)		1,402	1,416,176
Series 2024-7 7.807%, 09/25/2069(a)(d)(e)		2,264	2,286,682
Series 2024-8 7.597%, 10/25/2069(a)(d)(e)		785	790,773
Series 2024-9 7.354%, 11/25/2069(a)(d)(e)		2,000	2,008,076
Series 2025-1 7.358%, 01/25/2070(a)(d)(e)		500	498,005
Series 2025-5, Class B2 7.324%, 06/25/2070(a)(d)(e)		500	497,495
Series 2025-6, Class B2 7.361%, 07/25/2070(a)(d)(e)		571	568,915

			50,630,669

Total Asset Backed (cost $162,257,613)			162,102,018

		Shares
LOAN PORTFOLIOS – 26.5%
Equity Investments – 25.4%
Alternative Energy – 0.9%
Coral Reef SPV S.a.r.l.(b)(d)(e)(h)		2,790,168	3,634,686

Commercial Loan Portfolios – 4.0%
Powis Finance S.a.r.l.(b)(d)(e)(h)		9,087,967	11,699,501
Silva Property Finance Ltd.(d)(e)		3,082,943	4,568,357

			16,267,858

Commercial Real Estate Loans – 1.7%
CVI Thompson Holdings LLC(b)(d)(e)(h)		3,642,109	3,683,043
Nimbus Funding Ltd.(d)(e)		2,596,969	3,500,585

			7,183,628

Consumer Loan Portfolios – 14.0%
Asker S.a.r.l.(b)(d)(e)		7,649,182	11,025,973
Creditable Opportunities Fund II SCS – RAIF(b)(d)(e)		7,652,364	9,459,393
CVI AF Acquisition Trust(b)(d)(e)		2,355,072	2,355,072
CVI CB Holdings IV LLC(b)(d)(e)(h)		494,875	545,152
CVI CB Holdings V LLC(b)(d)(e)(h)		715,423	1,020,598
CVI CC Investment Trust(b)(d)(e)		6,910,078	7,272,560
CVI LB Investment Trust II(b)(d)(e)		5,013,037	5,153,763
CVI MF Acquisition Trust II(b)(d)(e)(h)		1,472,878	1,568,875

10 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

CVI OCT Acquisition Trust(b)(d)(e)(h)		8,402,599	$9,380,677
CVI SBT Acquisition Trust(b)(d)(e)		4,191,631	4,255,017
Kielder Funding Ltd.(b)(d)(e)		3,223,454	5,110,238

			57,147,318

Residential Loan Portfolios – 4.8%
Encina Residential Designated Activity Company(d)(e)		23,314	52,729
Galindo Holdings S.a r.l.(b)(d)(e)(h)		231,495	39,978
Powis Finance S.a.r.l.(b)(d)(e)		2,322,544	2,843,348
Recknitz Ventus Lion S.a.r.l.(b)(d)(e)		2,922,401	3,693,298
Renascentia SPV S.a.r.l.(d)(e)		9,643,929	13,001,095

			19,630,448

			103,863,938

		Principal Amount (000)
Debt Investments – 1.1%
Alternative Energy – 1.1%
CVI Platinum LP 14.026% (EURIBOR 3 Month +12.00%), 05/02/2029(b)(d)(e)(g)	EUR	3,885	4,516,568

Total Loan Portfolios (cost $98,200,323)			108,380,506

CORPORATE SECURITIES – 17.5%
Bonds – 7.8%
Auto/Motor Carrier – 0.2%
IHO Verwaltungs GmbH 6.375%, 05/15/2029(a)	U.S.$	800	807,667

Building/Construction Products – 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, 08/01/2029(a)		800	765,402
Country Garden Holdings Co. Ltd. 3.125%, 10/22/2025(a)(h)(i)		792	73,300
5.125%, 01/17/2025(a)(h)(i)		2,458	227,488
VM Consolidated, Inc. 5.50%, 04/15/2029(a)		800	798,604

			1,864,794

Communications – 0.4%
Arches Buyer, Inc. 4.25%, 06/01/2028(a)		800	785,576
Telenet Finance Luxembourg Notes SARL 5.50%, 03/01/2028(a)		800	795,880

			1,581,456

ABFunds.com	AB CarVal Credit Opportunities Fund 11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer – 0.4%
Cars.com, Inc. 6.375%, 11/01/2028(a)	U.S.$	800	$800,407
Edgewell Personal Care Co. 4.125%, 04/01/2029(a)		800	764,381

			1,564,788

Energy – 1.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/2028(a)		800	803,464
Bristow Group, Inc. 6.875%, 03/01/2028(a)		800	801,298
Burford Capital Global Finance LLC 6.25%, 04/15/2028(a)		800	798,900
Reworld Holding Corp. 4.875%, 12/01/2029(a)		800	767,302
SM Energy Co. 6.625%, 01/15/2027		800	801,388
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		800	810,465

			4,782,817

Financial Services – 1.1%
AmWINS Group, Inc. 4.875%, 06/30/2029(a)		800	783,675
ION Platform Finance US, Inc./ION Platform Finance S.a.r.l. 5.75%, 05/15/2028(a)		800	754,756
Jane Street Group/JSG Finance, Inc. 6.125%, 11/01/2032(a)		800	813,184
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, 02/01/2027(a)		800	798,144
PRA Group, Inc. 8.375%, 02/01/2028(a)		800	818,470
United Wholesale Mortgage LLC 5.50%, 04/15/2029(a)		800	794,142

			4,762,371

General Manufacturing – 0.4%
Clydesdale Acquisition Holdings, Inc. 8.75%, 04/15/2030(a)		800	812,734
Novelis Corp. 4.75%, 01/30/2030(a)		800	772,304

			1,585,038

Health Care – 0.6%
AMN Healthcare, Inc. 4.00%, 04/15/2029(a)		800	763,422

12 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kedrion SpA 6.50%, 09/01/2029(a)	U.S.$	800	$786,236
Molina Healthcare, Inc. 6.25%, 01/15/2033(a)		800	809,240

			2,358,898

Industrials – 0.2%
Global Infrastructure Solutions, Inc. 5.625%, 06/01/2029(a)		800	800,097

Leisure/Entertainment – 1.0%
Deluxe Corp. 8.00%, 06/01/2029(a)		800	815,554
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/2029(a)		800	777,620
NCL Corp., Ltd. 6.25%, 03/01/2030(a)		800	811,841
Penn Entertainment Inc 5.625%, 01/15/2027(a)		800	800,150
Sotheby’s 7.375%, 10/15/2027(a)		800	794,796

			3,999,961

Mining/Metals – 0.2%
Mineral Resources Ltd. 8.00%, 11/01/2027(a)		800	817,491

Miscellaneous Industries – 0.2%
Grand Canyon University 5.125%, 10/01/2028		800	797,012

Technology – 1.0%
Capstone Borrower, Inc. 8.00%, 06/15/2030(a)		800	822,302
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		800	755,380
Cloud Software Group, Inc. 6.50%, 03/31/2029(a)		800	810,831
Iron Mountain, Inc. 6.25%, 01/15/2033(a)		800	806,276
Match Group Holdings II LLC 5.625%, 02/15/2029(a)		800	802,275

			3,997,064

Transportation (Non Auto) – 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a)		800	813,791
FTAI Aviation Investors LLC 5.875%, 04/15/2033(a)		800	811,858

ABFunds.com	AB CarVal Credit Opportunities Fund 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Seaspan Corp. 5.50%, 08/01/2029(a)	U.S.$	800	$765,488

			2,391,137

			32,110,591

Bank Debt – 7.1%
Auto/Motor Carrier – 0.8%
Carnaby Inventory II LLC Series 2024 18.30% (SOFR 1 Month + 14.00%), 12/01/2025(d)(e)(g)(j)		1,238	1,163,707
Carnaby Inventory III LLC 17.90% (SOFR 1 Month + 13.63%), 12/01/2025(d)(e)(g)(j)		2,400	2,255,520

			3,419,227

Commercial Services – 0.4%
United Talent Agency LLC Series 2025 6.75% (SOFR 1 Month + 3.00%), 06/10/2032(g)		1,733	1,743,328

Communications – 0.6%
Vmed O2 U.K. Holdco 4 Ltd. Series 2023 10/15/2031(k)	EUR	2,045	2,418,669

Energy – 0.9%
VMOS SA 07/08/2030(k)	U.S.$	3,600	3,597,120

Financial Services – 0.4%
Nexus Buyer LLC Series 2025 07/31/2031(k)		1,599	1,574,930

Health Care – 1.1%
Heartland Dental LLC Series 2025 7.466% (SOFR 1 Month + 3.75%), 08/25/2032(g)		1,975	1,981,735
LSCS Holdings, Inc. Series 2025 8.172% (SOFR 3 Month + 4.50%), 03/04/2032(g)		1,423	1,391,852
Schoen Klinik SE Series 2025 01/12/2031(k)	EUR	1,000	1,184,989

			4,558,576

14 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Leisure/Entertainment – 1.9%
Banijay US Holdings Inc Series 2025 03/01/2028(k)	U.S.$	1,012	$1,017,647
HRNI Holdings LLC Series 2021 8.086% (SOFR 3 Month + 4.25%), 12/11/2028(g)		2,650	2,557,383
Route 66 Development Authority 01/24/2031(k)		4,075	4,054,625

			7,629,655

Packaging & Containers – 0.4%
Swissport Stratosphere USA LLC Series 2025 6.921% (SOFR 3 Month + 3.25%), 04/04/2031(g)		1,458	1,466,210

Technology – 0.6%
X Corp. 10.448% (SOFR 3 Month + 6.50%), 10/29/2029(g)		2,496	2,449,976

			28,857,691

		Shares
Equity Investments – 2.6%
Alternative Energy – 0.3%
Intersect Power LLC(d)(e)(h)		95,560	1,159,541

Financial Services – 2.3%
CVI SYM Holdings LLC(b)(d)(e)(h)		9,424,676	9,313,323

			10,472,864

Total Corporate Securities (cost $71,494,576)			71,441,146

SPECIAL OPPORTUNITIES – 7.3%
Equity Investments – 7.3%
Aviation – 7.3%
Aergo Capital Ltd.(b)(d)(e)(h) (cost $28,208,442)		28,208,441	29,954,328

SHORT-TERM INVESTMENTS – 7.6%
Investment Companies – 7.6%
Northern Institutional Treasury Portfolio, 4.12%(l) (cost $31,153,978)		31,153,978	31,153,978

Total Investments – 98.5% (cost $391,314,932)			403,031,976
Other assets less liabilities – 1.5%			6,329,354

Net Assets – 100.0%			$409,361,330

ABFunds.com	AB CarVal Credit Opportunities Fund 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank Plc	EUR	58,007	USD	68,692	03/18/2026	$291,495
HSBC Bank Plc	EUR	10,804	USD	12,622	03/18/2026	(117,285)
HSBC Bank Plc	USD	12,334	EUR	10,550	03/18/2026	106,612
HSBC Bank Plc	USD	3,416	EUR	2,880	03/18/2026	(19,732)
HSBC Bank Plc	GBP	24,516	USD	32,632	06/17/2026	(398,730)
HSBC Bank Plc	USD	731	GBP	550	06/17/2026	10,432
HSBC Bank Plc	USD	486	GBP	360	06/17/2026	(650)

						$(127,858)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	2,002	04/21/2026	3.845%	1 Day SOFR	Annual	$6,156	$	– 0	–	$6,156
USD	1,281	07/21/2026	4.014%	1 Day SOFR	Annual	(1,198)		59		(1,257)
USD	2,002	04/21/2027	3.537%	1 Day SOFR	Annual	6,885		– 0	–	6,885
USD	1,281	07/21/2027	3.668%	1 Day SOFR	Annual	(2,913)		25		(2,938)
USD	15,700	08/05/2027	1 Day SOFR	3.799%	Annual	83,948		(5,354)		89,302
USD	12,800	08/05/2027	1 Day SOFR	3.799%	Annual	73,472		(4,654)		78,126
USD	45,758	09/03/2027	1 Day SOFR	3.496%	Annual	19,996		– 0	–	19,996
USD	11,439	09/03/2027	1 Day SOFR	3.496%	Annual	4,999		– 0	–	4,999
USD	4,800	03/02/2028	3.282%	1 Day SOFR	Annual	(734)		11		(745)
USD	2,002	04/21/2028	3.473%	1 Day SOFR	Annual	4,348		– 0	–	4,348
USD	1,281	07/21/2028	3.582%	1 Day SOFR	Annual	(4,710)		20		(4,730)

						$190,249		$(9,893)		$200,142

16 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Barclay Bank PLC
Republic of Poland Government Bond, 06/20/2029*	(1.00)%	Annual	USD	705	$(13,021)	$(7,628)	$(5,393)
Republic of Poland Government Bond, 06/20/2029*	(1.00)	Annual	USD	1,551	(28,645)	(17,484)	(11,161)
Republic of Poland Government Bond, 12/20/2029*	(1.00)	Annual	USD	470	(8,813)	(7,407)	(1,406)

					$(50,479)	$(32,519)	$(17,960)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2025, the aggregate market value of these securities amounted to $176,852,572 or 43.2% of net assets.

(b)	Affiliated investments.

(c)

The subordinated notes represented are considered equity positions in the securitized vehicle. The securitized equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and other expenses. The current estimated yield that is disclosed, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	IO – Interest Only.

(g)

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(h)	Non-income producing security.

(i)	Defaulted matured security.

(j)	Defaulted.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon a published reference rate and spread, which was determined at the time of purchase.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CLO – Collateralized Loan Obligations

EURIBOR – Euro Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

See notes to consolidated financial statements

ABFunds.com	AB CarVal Credit Opportunities Fund 17

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

December 31, 2025 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $270,247,852)	$273,375,548
Affiliated issuers (cost $121,067,080)	129,656,428
Cash	3,939,764
Cash collateral due from broker	1,346,324
Foreign currencies, at value (cost $893,806)	895,873
Interest receivable	3,067,672
Receivable for capital stock sold	892,794
Unrealized appreciation on forward currency exchange contracts	408,539
Affiliated interest receivable	285,030
Receivable for investment securities sold	171,044
Receivable due from Adviser	7,909
Other assets	306,311
Prepaid expenses	206,080

Total assets	414,559,316

Liabilities
Payable for investment securities purchased	3,073,000
Unrealized depreciation on forward currency exchange contracts	536,397
Advisory fee payable	496,633
Payable for variation margin on centrally cleared swaps	172,437
Administrative fee payable	92,897
Market value on credit default swaps (net premiums received $32,519)	50,479
Transfer Agent fee payable	48,628
Accrued expenses and other liabilities	727,515

Total liabilities	5,197,986

Net Assets	$409,361,330

Composition of Net Assets
Paid-in capital	$404,571,877
Distributable earnings	4,789,453

Net Assets	$409,361,330

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,466,029	144,704	$10.13	*

Advisor	$407,873,226	40,291,244	$10.12

C	$11,020	1,089	$10.12

U	$11,055	1,092	$10.12

*	The maximum offering price per share for Class A shares was $10.58 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements

18 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended December 31, 2025 (unaudited)

Investment Income
Unaffiliated interest (net of foreign taxes withheld of $198)	$10,702,821
Affiliated interest	223,802
Operational earnings on equity investments	2,504,358	$13,430,981

Expenses
Advisory fee (see Note B)	2,605,989
Distribution fee—Class A	3,548
Distribution fee—Class C	54
Distribution fee—Class U	41
Transfer agency—Class A	83
Transfer agency—Advisor	26,714
Administrative	337,007
Legal	219,706
Audit and tax	173,221
Loan fees	163,753
Directors’ fees	90,749
Printing	41,572
Amortization of offering expenses	16,833
Registration fees	13,832
Custody and accounting	13,056
Miscellaneous	405,317

Total expenses	4,111,475
Less: expenses waived and reimbursed by the Adviser (see Notes B)	(204,406)

Net expenses		3,907,069

Net investment income		9,523,912

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated investment transactions		306,198
Unaffiliated investment transactions		85,788
Forward currency exchange contracts		(3,483,489)
Swaps		(641,818)
Foreign currency transactions		611,051
Net change in unrealized appreciation (depreciation) of:
Affiliated investments		2,623,850
Unaffiliated investments		2,778,919
Forward currency exchange contracts		4,538,977
Swaps		740,198
Foreign currency denominated assets and liabilities		(82,586)

Net gain on investment and foreign currency transactions		7,477,088

Net Increase in Net Assets from Operations		$17,001,000

See notes to consolidated financial statements

ABFunds.com	AB CarVal Credit Opportunities Fund 19

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2025 (unaudited)	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,523,912	$13,287,673
Net realized gain (loss) on investment and foreign currency transactions	(3,122,270)	3,968,718
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	10,599,358	467,414

Net increase in net assets from operations	17,001,000	17,723,805
Distributions to Shareholders
Class A	(48,480)	(4,985	)(a)
Advisor Class	(16,966,409)	(17,953,737)
Class C	(452)	(656	)(a)
Class U	(470)	(673	)(a)
Capital Stock Transactions
Contributions from third party vendor (see Note E)	649,806	– 0	–

Net increase	110,500,645	121,216,697

Total increase	111,135,640	120,980,451
Net Assets
Beginning of period	298,225,690	177,245,239

End of period	$409,361,330	$298,225,690

(a)	Commenced distribution on September 17, 2024.

See notes to consolidated financial statements

20 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended December 31, 2025 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$17,001,000
Reconciliation of net increase in net assets from operations to cash provided by (used in) operating activities
Purchases of long-term investments	$(203,213,341)
Purchases of short-term investments	(144,364,919)
Proceeds from disposition of long-term investments	101,903,401
Proceeds from disposition of short-term investments	129,462,132
Net realized loss on investment transactions and foreign currency transactions	3,122,270
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(10,599,358)
Net accretion of bond discount and amortization of bond premium	55,810
Decrease in receivable for investments sold	849,290
Increase in interest receivable	(1,171,625)
Increase in affiliated interest receivable	(165,497)
Decrease in receivable due from Adviser	439,709
Decrease in deferred offering expense	16,833
Decrease in other assets	241,702
Decrease in cash collateral due from broker	88,099
Increase in payable for investments purchased	2,617,541
Increase in advisory fee payable	157,668
Decrease in administrative fee payable	(25,139)
Increase in Transfer Agent fee payable	13,988
Decrease in Directors’ fee payable	(279,201)
Increase in accrued expenses	130,652
Proceeds on swaps, net	32,519
Proceeds for exchange-traded derivatives settlements, net	328,943

Total adjustments		(120,358,523)

Net cash provided by (used in) operating activities		(103,357,523)
Cash flows from financing activities
Subscriptions of capital stock, net	96,999,940
Contributions from third party vendor (see Note E)	649,806
Cash dividends paid (net of dividend reinvestments)†	(3,900,111)

Net cash provided by (used in) financing activities		93,749,635
Effect of exchange rate on cash		528,465

Net decrease in cash		(9,079,423)
Cash at beginning of period		13,915,060

Cash, including foreign currency, at end of period		$4,835,637

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$13,115,700

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to consolidated financial statements.

ABFunds.com	AB CarVal Credit Opportunities Fund 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2025 (unaudited)

NOTE A

Significant Accounting Policies

The AB CarVal Credit Opportunities Fund (the “Fund”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on February 23, 2024. The Fund currently offers four separate classes of shares designated as Class A Shares, Advisor Shares, Class C Shares and Class U Shares (“Shares”). The Fund may offer other additional classes of Shares in the future. The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include debt securities, directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset backed securitizations.

As part of the Fund’s investment strategy, the Fund may seek to gain exposure to credit investments and derivatives through investments in AB COF Cayman Corporation, (organized under the laws of the Cayman Islands), AB COF Cayman Ltd., (organized under the laws of the Cayman Islands) and AB COF US Corporation, (organized as a taxable corporation in Delaware), each a wholly-owned subsidiary of the Fund (collectively, the “Subsidiaries” and each, a “Subsidiary”). Each Subsidiary commenced operations on February 23, 2024. The Fund is the sole shareholder of each Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control each Subsidiary.

As of December 31, 2025 net assets of the Fund were $409,361,330, of which $99,647,204, or approximately 24%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiaries. This report presents the consolidated financial statements of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

The investment adviser to the Fund is AB CarVal Investors, L.P. (the “Adviser”), an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Subject to the supervision of the Board of Trustees (the “Board”), the Adviser is responsible for the day-to-day management of investments for the Fund.

22 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a daily basis to implement such policies.

The Adviser has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund operations, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any portfolio securities, and periodically thereafter, the Adviser will conduct a due diligence review of the valuation methodology utilized. Valuations are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. The Adviser periodically tests its valuations through back testing of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

ABFunds.com	AB CarVal Credit Opportunities Fund 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s net asset value (“NAV”) is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser, and in accordance with the valuation policy approved by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The Fund’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. Corporate securities valued using Level 1 inputs generally represent an immaterial portion of the investment portfolio; however, they would be valued using the readily available market prices. Inputs from Level 3 are also utilized for corporate securities and derivatives, depending on the information available and characteristics of the asset type. Investments in asset backed, loan portfolios, and special opportunities are valued with Level 3 inputs primarily using a

24 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

discounted cash flow analysis. This analysis takes into consideration risk adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, and other similar factors that have or will influence the exit of the investment. However, certain structured credit and special opportunities investments may be valued using a market approach depending on the availability of broker quotes or other information. Further, certain asset backed investments may be valued using Level 2 inputs depending on the information available. All forward foreign currency contracts held at December 31, 2025 were valued using Level 2 inputs which include forward rates.

The Fund may use Special Purpose Vehicles (“SPVs”) or other similar vehicles to facilitate its investments in various strategies. The Fund will provide funding to the SPVs in a form of a loan receivable and/or an equity contribution. The SPVs, in turn purchase and own the underlying investment assets. In these instances, the Fund’s loan receivable and/or equity contributions represent the instrument that is fair valued.

As an investment company and in a manner consistent with the authoritative guidance for consolidation, the Fund does not consolidate its investments in non-investment companies, such as the SPVs that were previously described. The Fund’s accounting and financial reporting policy is focused on the fair value of the investment in the SPV as a whole. As of December 31, 2025, the Fund’s share of third-party debt outstanding at the SPVs was $235.5 million and related interest expense for the six months ended December 31, 2025 was $10.4 million. The Fund has guaranteed performance of $1.3 million of the third-party debt outstanding and the fair value of this guarantee at December 31, 2025 has been considered as part of the valuation process.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

ABFunds.com	AB CarVal Credit Opportunities Fund 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2025:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Asset Backed	$	– 0	–	$88,235,727		$73,866,291	(a)	$162,102,018
Loan Portfolios		– 0	–	– 0	–	108,380,506		108,380,506
Corporate Securities		– 0	–	57,549,055		13,892,091		71,441,146
Special Opportunities		– 0	–	– 0	–	29,954,328		29,954,328
Short-Term Investments		31,153,978		– 0	–	– 0	–	31,153,978

Total Investments in Securities		31,153,978		145,784,782		226,093,216	(a)	403,031,976
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	408,539		– 0	–	408,539
Centrally Cleared Interest Rate Swaps		– 0	–	199,804		– 0	–	199,804	(c)
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(536,397)		– 0	–	(536,397)
Centrally Cleared Interest Rate Swaps		– 0	–	(9,555)		– 0	–	(9,555	)(c)
Credit Default Swaps		– 0	–	(50,479)		– 0	–	(50,479)

Total		$31,153,978		$145,796,694		$226,093,216	(a)	$403,043,888

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards, swaps, options and warrants, which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed		Loan Portfolios		Corporate Securities
Balance as of 06/30/2025	$59,489,936		$64,286,799		$8,134,989
Accrued discounts/(premiums)	33,852		– 0	–	– 0	–
Realized gain (loss)	475,376		253,790		– 0	–
Change in unrealized appreciation/depreciation	(1,016,119)		4,555,690		286,263
Purchases	22,913,762		93,925,806		9,137,315
Sales/Paydowns	(6,218,981)		(54,641,579)		(3,666,476)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,811,535)		– 0	–	– 0	–

Balance as of 12/31/2025	$73,866,291		$108,380,506		$13,892,091

Net change in unrealized appreciation/depreciation from investments held as of 12/31/2025	$(837,961)		$5,248,152		$286,262

26 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Special Opportunities		Total
Balance as of 06/30/2025	$15,956,555		$147,868,279
Accrued discounts/(premiums)	– 0	–	33,852
Realized gain (loss)	– 0	–	729,166
Change in unrealized appreciation/depreciation	1,475,770		5,301,604
Purchases	18,261,212		144,238,095
Sales/Paydowns	(5,739,209)		(70,266,245)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,811,535)

Balance as of 12/31/2025	$29,954,328		$226,093,216

Net change in unrealized appreciation/depreciation from investments held as of 12/31/2025	$1,475,769		$6,172,222

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at December 31, 2025.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Values at 12/31/25	Valuation Technique	Unobservable Input	Input Range/ Weighted Average***
Asset Backed	$2,534,432	Broker Quotes and/ or 3rd Party Pricing Services**	N/A	N/A
	$13,809,038	Discounted Cash Flow	Discount Rate	3.50-15.00% /11.27%
	$57,522,821	Market Comparables	Market Spread*	175-1,227bps / 438bps

	$73,866,291

Loan Portfolios	$100,363,352	Discounted Cash Flow	Discount Rate	12.50-18.50% / 14.49%
	$3,500,586	Market Approach	Recent Transaction	N/A
	$4,516,568	Discounted Cash Flow	Discount Rate	15.83%

	$108,380,506

Corporate Securities	$3,419,227	Market Comparables	Expected Recovery	N/A
	$10,472,864	Discounted Cash Flow	Discount Rate	13.65-20.00% / 14.26%

	$13,892,091

Special Opportunities	$29,954,328	Discounted Cash Flow	Discount Rate	7.39-19.99% /14.36%

*	The Market Spreads are compared to related U.S. Treasuries and used to calculate the fair value.

ABFunds.com	AB CarVal Credit Opportunities Fund 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

**

The valuation is based on non-binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Adviser and may be adjusted for timing or other market events, if necessary.

***

Represents the range of discount rates or spreads that are utilized as an input by the Adviser for purposes of generating a fair value. Weighted average excludes investments that have been marked to zero fair market value when applicable.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate and Market Spread in isolation would be expected to result in a significantly higher (lower) fair value measurement.

2. Organizational and Offering Costs

Organizational and offering costs of the Fund were initially paid by the Adviser on behalf of the Fund. Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services, statutory seed audit and other fees pertaining to the Fund’s organization. Any organizational costs paid by the Adviser are recorded as a Payable to Adviser – organizational expenses in the consolidated statement of assets and liabilities. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to the offering of the Fund. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser – deferred offering costs in the consolidated statement of assets and liabilities and will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be amortized over the shorter of the offering period or 12 months on a straight-line basis. As of December 31, 2025, all offering costs had been fully amortized.

The Adviser will bear the Fund’s organizational costs and the offering costs associated with the Fund’s continuous offering of Shares pursuant to the expense limitation agreement, as described in Note B, between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement, and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean rates of exchange on the reporting date of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

28 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RIC”) and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the AB COF Cayman Corporation’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the AB COF Cayman Corporation’s contemplated activities also cannot be carried forward to reduce future AB COF Cayman Corporation’s income in subsequent years. However, if the AB COF Cayman Corporation’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Realized gains and losses on securities transactions are determined on a specific identification basis when sold. For equity investments held through SPVs, distributions received are recorded as operational earnings or a recovery of the investment which may result in realized gains and losses depending on

ABFunds.com	AB CarVal Credit Opportunities Fund 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the nature of the underlying investment activity. Interest income is accrued on debt investments as earned, net of any applicable withholding taxes. Premiums and discounts are amortized/accreted on performing positions. Dividends are recorded as earned. Expenses are recorded on an accrual basis as incurred, including interest expense and dividend expense on short positions.

To the extent loans or debt investments contain payment-in-kind (“PIK”) provisions, PIK interest is generally accrued at the agreed upon rate and recorded as interest income. The settlement of PIK is typically received as cash or is capitalized into the principal balance of the investment and included in the valuation, as determined by the investment provisions, determination of the borrower and the overall market for the investment.

Debt investments are generally placed on non-accrual status and a reserve is provided for accrued interest receivable when there is reasonable doubt that principal or interest will be collected in full. Interest payments received on non-accrual debt investments would be recognized as income or applied to principal depending on the treatment by the borrower and market treatment.

6. Cash and Cash Equivalents

Cash and cash equivalents consists primarily of bank deposits. Cash deposits are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations.

7. Fund Valuation

The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session. NAV per Share is calculated by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding.

8. Issuance of Shares

Subscriptions are accepted by the Fund when an executed subscription agreement is received and the Fund has made a determination the investor satisfies all of the terms and conditions of the subscription agreement, including the qualification as an “accredited investors” as defined in Regulation D under the 1933 Act. An investor becomes a Shareholder, and the shares are issued as of the date of settlement. The number of shares issued to an investor is calculated based on the NAV per Share in effect on the date the Fund receives the subscription.

Shareholders are able to liquidate their investment through the Fund’s share repurchase program.

9. Repurchase of Shares

The Fund conducts quarterly repurchase offers to repurchase between 5% and 25% of its outstanding Shares at NAV, as determined by the Board. The repurchases commence in the months of January, April, July and October.

30 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table presents the repurchases that occurred in the six months ending December 31, 2025:

Repurchase Date	Share Class	Shares Repurchased	Value of Shares Repurchased	Percentage of Outstanding Shares
August 5, 2025	Advisor	1,278,501	13,040,707	4.09%
November 5, 2025	Advisor	1,545,873	15,937,951	4.24%

The Fund determines the NAV applicable to repurchases on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer).

If Shareholders tender for repurchase more than the repurchase offer amount determined by the Board, the Fund will repurchase the Shares on a pro-rata basis.

10. Distributions

The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares are issued pursuant to the DRIP at their NAV. If a Shareholder has elected to “opt out” that Shareholder will receive cash dividends or other distributions.

Dividends and distributions to Shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund makes a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses, as required by the rules to maintain its status as a RIC.

ABFunds.com	AB CarVal Credit Opportunities Fund 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table presents the distributions that occurred in the six months ending December 31, 2025:

Exercise Date	Share Class	Distribution per share	Total Distribution	Total Cash Payout*
August 19, 2025	A	$0.1444	$12,914	$9,508
	Advisor	$0.1689	$5,203,042	$1,607,735
	C	$0.1447	$138	– 0	–
	U	$0.1510	$144	– 0	–
November 19, 2025	A	$0.2087	$20,631	$20,436
	Advisor	$0.1838	$7,477,411	$1,899,076
	C	$0.1706	$181	– 0	–
	U	$0.1807	$192	– 0	–
December 16, 2025**	A	$0.1115	$14,935	$14,815
	Advisor	$0.1115	$4,285,956	$1,072,448
	C	$0.1115	$120	– 0	–
	U	$0.1115	$120	– 0	–

*	Represents the total cash payout for the Shareholders that had elected to “opt out” of the DRIP.

**	This distribution represented a supplemental distribution for tax purposes that was made up of $0.0694 of additional investment income and $0.0421 of short-term capital gains.

11. Guarantees and Commitments

The Fund may issue specific guarantees in order to obtain financing, enter into forward foreign exchange contracts, or for other similar purposes in pursuit of achieving various business objectives. Events and circumstances that would require the Fund to perform under the guarantees include events of default related to financing and foreign exchange arrangements or a similar inability to satisfy certain business objectives. For existing investments, the Fund may enter into standby funding agreements or have off-balance sheet future capital commitments that will require future cash outflows in connection with purchasing, developing or otherwise executing the business plan for the investment. While the commitment to fund such arrangements may involve discretion, failure to fund when called upon could negatively impact the Fund’s investment position. These arrangements are considered from a valuation perspective and management does not anticipate concerns regarding the future ability to satisfy such agreements.

The Fund has an obligation to purchase unsecured point-of-sale discretionary goods and services loans under a forward-flow commitment. The investment agreement expires in November 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. There is a commitment to purchase all offered loans such that, when added to previously purchased loans, the aggregate outstanding balance does not exceed a capped amount. As of December 31, 2025, the Fund’s portion of the total investment to meet the capped amount is estimated to be approximately $33.7 million.

The Fund also has an obligation to purchase non-prime auto loans under a forward-flow commitment. The investment agreement expires in February 2026.

32 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $6.0 million.

The Fund has an obligation to purchase unsecured point-of-sale automotive repair and dental loans under a forward-flow commitment. The investment agreement expires in February 2026. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $3.7 million.

The Fund has an agreement to purchase near-prime consumer powersports loans under a forward-flow commitment. The investment agreement was extended and expires upon the earlier of reaching the purchase commitment amount and June 2026. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $17.2 million.

The Fund also has an obligation to purchase non-prime consumer loans consisting of vehicle equity loans secured by automobiles under a forward-flow commitment. The investment agreement expires upon the earlier of reaching the purchase commitment amount and September 2026. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $7.2 million.

12. Margin

The following table summarizes accounts held by entities within the Fund structure that have borrowing capabilities. These accounts can be used to purchase investments on margin. As of December 31, 2025, AB COF Cayman Ltd., which is an entity within the Fund structure, had a net asset value of $30.3 million. This entity had a prime broker and swap facility with Barclays and J.P. Morgan. The net asset value represents the net assets of the respective entities. The borrowing capacity associated with the agreements described above is determined by the type and value of the collateral, credit worthiness of the parties, and the market conditions and is generally less than 50% of the net assets.

As of December 31, 2025, the Fund did not have any margin payable. Interest income on the amounts held is generally accrued at the Overnight Bank Funding Rate (OBFR), the Sterling Overnight Index Average (SONIA), or the Euro Short-Term Rate (ESTR), less 0 to 45 basis points. Interest expense on the amounts owed is generally accrued at the OBFR, SONIA, ESTR, or Euribor plus 25 to 250 basis points, or the Effective Federal Funds Rate.

13. Credit Facility

The Fund has a revolving credit facility with BNP Paribas, and is collateralized by the net asset value of the Fund. The facility went into effect on August 2, 2024, and has been extended until July 31, 2026. Interest on borrowed amounts is

ABFunds.com	AB CarVal Credit Opportunities Fund 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

charged at a rate equal to the Secured Overnight Financing Rate (SOFR) plus 165 basis points. As of December 31, 2025, there was no balance outstanding of the $50.0 million maximum commitment amount. For the six months ended December 31, 2025, interest expense was $0. For the six months ended December 31, 2025, the Fund did not have any borrowings under the credit facility.

14. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has contractually agreed to reimburse expenses (exclusive of management fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets (“Expense Cap”). This contractual arrangement will remain in effect at least until October 30, 2026, unless the Board approves its earlier termination.

For the six months ended December 31, 2025, reimbursements amounted to $204,406. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed. Such

34 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reimbursements that are subject to repayment amount to $3,838,805, which include recoupment expiration of:

2027	Amount	2028	Amount
February	$579,761	January	$153,915
March	158,227	February	129,681
April	153,152	March	128,786
May	150,243	April	125,378
June	470,186	May	131,016
July	221,769	June	447,618
August	9,072	July	198,739
September	106,357	August	132,928
October	155,779	September	94,490
November	124,188	October	17,204
December	133,410	November	9,350
		December	7,556

Under a separate Administrative Reimbursement Agreement, AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administrative Reimbursement Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. For the six months ended December 31, 2025, the Fund reimbursed the Adviser under the Administrative Reimbursement Agreement in the amount of $212,725. This amount is subject to the Expense Cap.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $26,788 for the six months ended December 31, 2025. This amount is subject to the Expense Cap.

AllianceBernstein Investments, Inc. (the “Distributor”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class C and Class U shares, respectively, for the six months ended December 31, 2025. The Adviser Class shares are not subject to a contingent deferred sales charge.

ABFunds.com	AB CarVal Credit Opportunities Fund 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in affiliated entities controlled by the Adviser for the six months ended December 31, 2025 is as follows:

Issuer	Market Value 06/30/2025 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)		Amortization of Premium/ Discount (000)		Market Value 12/31/2025 (000)		Income (000)
Aergo Capital Ltd.	15,957	18,260		5,739		– 0	–	1,476		– 0	–	29,954		19
Coral Reef SPV SARL	2,380	1,085		30		1		199		– 0	–	3,635		– 0	–
Creditable Opportunities Fund II SCS – RAIF	3,483	6,096		486		(1)		367		– 0	–	9,459		39
CVI CB Holdings IV LLC	1,914	– 0	–	361		(3)		16		– 0	–	1,566		285
CVI LB Investment Trust II	2,628	13,874		11,401		0		53		– 0	–	5,154		230
CVI MF Acquisition Trust II	1,230	1,532		1,218		0		25		– 0	–	1,569		62
CVI OCT Acquisition Trust	7,908	16,429		15,495		0		539		– 0	–	9,381		453
CVI SBT Acquisition Trust	2,309	15,633		13,716		0		29		– 0	–	4,255		295
CVI SYM Holdings LLC	3,900	9,137		3,645		0		(79)		– 0	–	9,313		504
CVI Thompson Holdings LLC	3,672	– 0	–	– 0	–	– 0	–	11		– 0	–	3,683		245
CVI Platinum LP, 14.026%, 05/02/2029	4,084	405		– 0	–	– 0	–	28		– 0	–	4,517		325
Kutxabank SA	91	– 0	–	56		4		1		– 0	–	40		– 0	–
Mill City Mortgage Loan Trust, Series 2018-4, 3.074%, 04/25/2066	333	– 0	–	– 0	–	– 0	–	67		1		401		8
Mill City Mortgage Loan Trust, Series 2018-4, 0.00%, 04/25/2066	17	– 0	–	– 0	–	– 0	–	0	*	– 0	–	17		– 0	–
Mill City Mortgage Loan Trust, Series 2018-4, 3.250%, 04/25/2066	319	– 0	–	– 0	–	– 0	–	12		1		332		7
Mill City Mortgage Loan Trust, Series 2019-1, 0.00%, 10/25/2069	16	– 0	–	– 0	–	– 0	–	1		0	*	17		– 0	–
Mill City Mortgage Loan Trust, Series 2019-1, 3.523%, 10/25/2069	351	– 0	–	– 0	–	– 0	–	62		1		414		11
Mill City Mortgage Loan Trust, Series 2019-1, 0.554%, 10/25/2069	82	– 0	–	– 0	–	– 0	–	4		1		87		3
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.00%, 08/25/2059	56	– 0	–	– 0	–	– 0	–	14		(3)		67		– 0	–
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.08%, 08/25/2059	15	– 0	–	– 0	–	– 0	–	0	*	– 0	–	15		1
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059	216	– 0	–	209		33		(40)		0	*	– 0	–	1

36 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 06/30/2025 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)		Amortization of Premium/ Discount (000)		Market Value 12/31/2025 (000)		Income (000)
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059	233		– 0	–	244		40		(29)		0	*	– 0	–	2
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.864%, 08/25/2059	365		– 0	–	– 0	–	– 0	–	12		0	*	377		13
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.159%, 10/25/2067	359		– 0	–	– 0	–	– 0	–	9		0	*	368		11
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.159%, 10/25/2067	205		– 0	–	– 0	–	– 0	–	15		1		221		7
Mill City Solar Loan, 0.00%, 07/20/2043	370		– 0	–	– 0	–	– 0	–	(167)		6		209		– 0	–
Mill City Solar Loan, 0.00%, 06/20/2047	351		– 0	–	– 0	–	– 0	–	(7)		(159)		185		– 0	–
Mill City Solar Loan, 2.00%, 07/20/2043	271		– 0	–	– 0	–	– 0	–	2		(11)		262		4
Mill City Solar Loan, 5.92%, 03/20/2043	95		– 0	–	– 0	–	– 0	–	(4)		(6)		85		3
Mill City Solar Loan, 7.14%, 03/20/2043	74		– 0	–	– 0	–	– 0	–	6		(5)		75		3
Powis Finance S.a.r.l.	14,667		3,277		4,015		68		545		– 0	–	14,542		267
Obediente Enterprises LLC	4,076		448		4,001		169		(692)		– 0	–	– 0	–	– 0	–
Recknitz Ventus Lion S.a.r.l.	3,442		– 0	–	– 0	–	– 0	–	251		– 0	–	3,693		– 0	–
CVI CC Investment Trust	– 0	–	8,470		1,560		– 0	–	362		– 0	–	7,272		29
Asker S.a.r.l.	– 0	–	10,716		395		(4)		709		– 0	–	11,026		5
Kielder Funding Ltd.	– 0	–	4,407		54		(1)		758		– 0	–	5,110		13
CVI AF Acquisition Trust	– 0	–	3,155		800		– 0	–	– 0	–	– 0	–	2,355		– 0	–

Total							306		4,555		(173)		129,656		2,845

*	Less than $500

As of December 31, 2025, Aergo Capital Limited, which is the Fund’s investment into Aergo Holdings Limited, is deemed to be a significant subsidiary of the Fund in accordance with the definition of a “significant subsidiary” as defined by Regulation S-X 1-02(w)(2), Definitions of terms used in Regulation S-X (amendment effective January 1, 2021).

Pursuant to Regulation S-X 4-08(g), Summarized financial information of subsidiaries not consolidated and 50 percent or less owned persons, summarized financial information for Aergo Holdings Limited is included below.

ABFunds.com	AB CarVal Credit Opportunities Fund 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables show summarized financial statement information for Aergo Holdings Limited for the six months ended December 31, 2025. Amounts are presented in thousands and are unaudited.

Summary Balance Sheet	As of December 31, 2025
Non-Current Assets	2,000,757
Current Assets	171,971

Total Assets	2,172,728
Non-Current Liabilities	2,311,939
Current Liabilities	39,610

Total Liabilities	2,351,549
Total Net Assets/(Liabilities)	(178,821)

Summary Income Statement	For the Six Months ended December 31, 2025
Total Revenue	111,672
Total Operating Expenses	(17,488)

Total Operating Income	94,184
Depreciation & Amortization	(29,761)
Interest Expense	(67,247)
Gain (Loss) on Derivative Financial Instruments	(432)
Tax Benefit	407

Net Income (loss) after Tax	(2,849)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under 1940 Act. Under the Agreement, Advisor Shares are not subject to distribution and servicing fees. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .75% of the Fund’s average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class C shares and .75% of the average daily net assets attributable to Class U shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety to compensate broker-dealers or other persons for providing distribution assistance and promotional activities.

38 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$203,216,273		$99,160,204
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$19,260,551
Gross unrealized depreciation	(7,489,183)

Net unrealized appreciation	$11,771,368

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund enters into forward currency exchange contracts in order to manage the foreign exchange rate risk related to investments denominated in foreign currency.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2025, the Fund held forward currency exchange contracts for hedging purposes.

ABFunds.com	AB CarVal Credit Opportunities Fund 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund enters into various swap arrangements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund is subject to credit price risk in the normal course of pursuing its investment objectives. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the consolidated statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities. Amortized upfront premiums are included in net realized gain (loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest

40 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended December 31, 2025, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event

ABFunds.com	AB CarVal Credit Opportunities Fund 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended December 31, 2025, the Fund held credit default swaps to manage its exposure to the market or certain sectors of the market and to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

42 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on swaps	$209,812	*	Payable for variation margin on swaps	$9,670	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	408,539		Unrealized depreciation on forward currency exchange contracts	536,397

Credit contracts				Market value on credit default swaps	50,479

Total		$618,351			$596,546

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(3,483,489)		$4,538,977

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(641,818)		745,497

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	– 0	–	(5,299)

Total		$(4,125,307)		$5,279,175

ABFunds.com	AB CarVal Credit Opportunities Fund 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2025:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,549,137
Average principal amount of sale contracts	$98,904,906
Centrally Cleared Interest Rate Swaps:
Average notional amount	$34,470,590
Credit Default Swaps:
Average notional amount of buy contracts	$2,726,000	(a)

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
HSBC Bank PLC	$408,539	$(408,539)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$408,539	$(408,539)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclay Bank PLC	$17,960	$ – 0	–	$	– 0	–	$	– 0	–		$17,960
HSBC Bank PLC	536,397	(408,539)			– 0	–		– 0	–		127,858

Total	$554,357	$(408,539)		$	– 0	–	$	– 0	–		$145,818	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for

44 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Transactions in shares of capital stock were as follows:

	Shares			Amount
	Six Months Ended December 31, 2025 (unaudited)		Year Ended June 30, 2025	Six Months Ended December 31, 2025 (unaudited)			Year Ended June 30, 2025

Class A(a)
Shares sold	110,672		31,652		$1,125,364		$313,442

Shares issued in reinvestment of dividends and distributions	2,312		68		23,359		675

Net increase	112,984		31,720		$1,148,723		$314,117

Advisor Class
Shares sold	12,286,573		16,677,408		$125,238,239		$167,163,700

Shares issued on reinvestment of dividends and distributions	1,297,269		1,123,284		13,091,419		11,155,689

Shares redeemed	(2,824,374)		(5,683,365)		(28,978,658)		(57,438,198)

Net increase	10,759,468		12,117,327		$109,351,000		$120,881,191

Class C(a)
Shares sold	– 0	–	978	$	– 0	–	$10,031

Shares issued in reinvestment of dividends and distributions	45		66		452		655

Net increase	45		1,044		$452		$10,686

Class U(a)
Shares sold	– 0	–	978	$	– 0	–	$10,031

Shares issued in reinvestment of dividends and distributions	46		68		470		672

Net increase	46		1,046		$470		$10,703

(a)	Commenced operations September 17, 2024.

ABFunds.com	AB CarVal Credit Opportunities Fund 45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the six months ended December 31, 2025, a third party vendor reimbursed the Fund $649,806 for losses incurred due to a net asset value error. This amount is presented in the Fund’s consolidated statement of operations and consolidated statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers (including tariffs) and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets – the larger the positions, the greater the potential for loss.

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics. The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in

46 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

The performance of the Fund may be volatile and subject to risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.

ABFunds.com	AB CarVal Credit Opportunities Fund 47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

48 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a

ABFunds.com	AB CarVal Credit Opportunities Fund 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

The Fund may invest in debt instruments and equity securities of companies that it does not control, which the Fund may acquire through market transactions or through purchases of securities directly from the issuer or other shareholders. Such investments will be subject to the risk that the issuer may make business, financial or management decisions with which the Fund does not agree or that

50 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the majority stakeholders or the management of the issuer may take risks or otherwise act in a manner that does not serve the Fund’s interests. In addition, the Fund may share control over certain investments with co-investors, which may make it more difficult for the Fund to implement its investment approach or exit the investment when it otherwise would. The occurrence of any of the foregoing could have a material adverse effect on the Fund and its Shareholders.

Due to the illiquid nature of many of the positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given core position or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Adviser expects that the Fund will participate in investments that are also held by Other Accounts. Additionally, to the extent permitted under the 1940 Act, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts.

Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

ABFunds.com	AB CarVal Credit Opportunities Fund 51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers (including tariffs and sanctions), exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

52 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that

ABFunds.com	AB CarVal Credit Opportunities Fund 53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, barriers to trade (including tariffs and sanctions), geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment

54 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

The Fund may directly or indirectly invest in mortgage real estate investment trusts (“REITs”). A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain risks that are generally associated with real estate debt investments (e.g., real estate market risk, interest rate risk, leverage risk, credit risk, and prepayment risk).

While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.

The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The value of MBS and ABS may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some MBS may occur during periods of falling mortgage interest rates and expose the Fund to a lower

ABFunds.com	AB CarVal Credit Opportunities Fund 55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rate of return upon reinvestment of principal. Early payments associated with MBS cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of MBS, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a MBS is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Although the Fund intends to implement a quarterly Share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price

56 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Although the Fund has elected to be treated as a regulated RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any).

The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares of its common stock and any preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of its common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of its common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the

ABFunds.com	AB CarVal Credit Opportunities Fund 57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

management and incentive fees paid to the Adviser and certain of the Fund’s other expenses; (2) each such U.S. shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for such taxable year; (3) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year; and (4) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.

The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, and the Adviser’s affiliates. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser’s, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to

58 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its shareholders.

The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

In the event investment opportunities are allocated among the Fund and the Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the Other Accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the Other Accounts. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including the AB CarVal Group. The Fund is also not permitted to make any co-investments with the AB CarVal Group or its affiliates (including any fund managed by the AB CarVal Group) without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order. Co-investments made under the Exemptive Order are subject to compliance with the conditions and other requirements contained in the Exemptive Order, which could limit the Fund’s ability to participate in certain co-investment transactions.

ABFunds.com	AB CarVal Credit Opportunities Fund 59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Fund may co-invest with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.

The Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

NOTE G

Tax Information

The tax character of distributions to be paid for the year ending June 30, 2026 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2025 and June 30, 2024 was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$16,952,116	$1,430,475
Long Term Capital Gain(a)	1,007,935	– 0	–

Total distributions paid	$17,960,051	$1,430,475

60 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of June 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$1,544,450
Unrealized appreciation	5,350,287	(a)
Other temporary differences	(228,630	)(b)
Other losses	(1,861,843	)(c)

Total accumulated earnings (deficit)	$4,804,264

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiaries, investments in partnerships, swaps and debt instruments, and the tax deferral of losses on wash sales.

(b)	Other temporary differences is attributable to amortization of organizational costs.

(c)	As of June 30, 2025, the Fund had a qualified late-year ordinary loss deferral of $1,861,843.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

ABFunds.com	AB CarVal Credit Opportunities Fund 61

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2025 (unaudited)	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.05	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.28	.42

Net realized and unrealized gain on investment and foreign currency transactions	.22	.04

Net increase in net asset value from operations	.50	.46

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.59)

Distributions from net realized gain on investment transactions	(.12)	(.08)

Total dividends and distributions	(.44)	(.67)

Contributions from third party vendor	.02	– 0	–

Net asset value, end of period	$ 10.13	$ 10.05

Total Return

Total investment return based on net asset value(d)*	5.46%	4.78	%(g)
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,466	$319

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	3.03%^	2.61	%^

Expenses, before waivers/reimbursements	3.23%^	3.63	%^

Net investment income(c)	5.40%^	5.41	%^

Portfolio turnover rate	32%	112%

See footnote summary on page 65.

62 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2025 (unaudited)	Year Ended June 30, 2025		February 23, 2024(f) to June 30, 2024

Net asset value, beginning of period	$ 10.09	$ 10.18		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.28	.60		.25

Net realized and unrealized gain on investment and foreign currency transactions	.22	.15		.02

Net increase in net asset value from operations	.50	.75		.27

Less: Dividends and Distributions

Dividends from net investment income	(.37)	(.76)		(.09)

Distributions from net realized gain on investment transactions	(.12)	(.08)		– 0	–

Total dividends and distributions	(.49)	(.84)		(.09)

Contributions from third party vendor	.02	– 0	–	– 0	–

Net asset value, end of period	$ 10.12	$ 10.09		$ 10.18

Total Return

Total investment return based on net asset value(d)*	5.87%	7.75	%(g)	2.73%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$407,873	$297,887		$177,245

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.25%^	2.21%		2.03	%^

Expenses, before waivers/reimbursements	2.36%^	3.06%		5.39	%^

Net investment income(c)	5.48%^	6.00%		6.97	%^

Portfolio turnover rate	32%	112%		32%

See footnote summary on page 65.

ABFunds.com	AB CarVal Credit Opportunities Fund 63

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2025 (unaudited)	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.09	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.22	.45

Net realized and unrealized gain on investment and foreign currency transactions	.22	.04

Net increase in net asset value from operations	.44	.49

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.58)

Distributions from net realized gain on investment transactions	(.12)	(.08)

Total dividends and distributions	(.43)	(.66)

Contributions from third party vendor	.02	– 0	–

Net asset value, end of period	$ 10.12	$ 10.09

Total Return

Total investment return based on net asset value(d)*	5.33%	5.00	%(g)
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	3.20%^	3.23	%^

Expenses, before waivers/reimbursements	3.33%^	4.06	%^

Net investment income(c)	4.23%^	5.71	%^

Portfolio turnover rate	32%	112%

See footnote summary on page 65.

64 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class U
	Six Months Ended December 31, 2025 (unaudited)	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.09	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.24	.47

Net realized and unrealized gain on investment and foreign currency transactions	.21	.03
Net increase in net asset value from operations	.45	.50

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.59)

Distributions from net realized gain on investment transactions	(.12)	(.08)

Total dividends and distributions	(.44)	(.67)

Contributions from third party vendor	.02	– 0	–

Net asset value, end of period	$ 10.12	$ 10.09

Total Return

Total investment return based on net asset value(d)*	5.49%	5.17	%(g)
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.99%^	2.99	%^

Expenses, before waivers/reimbursements	3.27%^	3.82	%^

Net investment income(c)	4.70%^	5.96	%^

Portfolio turnover rate	32%	112%

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

Expenses, net of waivers/reimbursements is inclusive of financing and investment specific expenses, which are excluded from the expense limitation agreement. These expenses were .30%, .27%, .22% and .26% of the total for Class A, Advisor Class, Class C and Class U, respectively. Excluding these costs, the expense ratio to average net assets would have been 2.73%, 1.98%, 2.98% and 2.73% for Class A, Advisor Class, Class C and Class U, respectively.

(f)	Commencement of operations.

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received by the Fund in connection with a NAV error reimbursement from a third party vendor of the Fund, which enhanced performance by .19% for the six months ended December 31, 2025.

^	Annualized.

See notes to consolidated financial statements.

ABFunds.com	AB CarVal Credit Opportunities Fund 65

Investment Advisory Agreement

At a meeting held on August 26, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of AB CarVal Credit Opportunities Fund (the “Fund”), including a majority of the Trustees who are not parties to the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and AB CarVal Investors, L.P. (the “Adviser”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party thereto (the “Independent Trustees”), unanimously voted to approve the continuation and renewal of the Advisory Agreement for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Advisory Agreement, the Board, assisted by the advice of Fund counsel, requested and received a broad range of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Fund, a composite of funds and accounts managed by the Adviser that are comparable to the Fund in terms of strategy and types of investments, including certain private funds managed by the Adviser that transferred certain of their assets to the Fund prior to its registration under the 1940 Act (the “Composite”), and investment companies managed by third-party investment advisers that have similar investment strategies as the Fund, as identified by a third-party data provider (the “Peer Funds”); (2) information regarding the fees and other expenses paid by the Fund, including the cost of services provided by the Adviser and its affiliates, AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”); (3) comparative information on fees and expenses borne by the Peer Funds a private fund with a similar strategy managed by the Adviser; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. In addition, the Independent Trustees met prior to the Meeting in executive session, during which they were advised by Fund counsel regarding their responsibilities and other regulatory requirements related to the approval of investment advisory agreements by registered investment companies and reviewed the Adviser’s responses to the Board’s information request.

66 AB CarVal Credit Opportunities Fund	ABFunds.com

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement and by its affiliates, ABI and ABIS, under separate agreements, as well as the services provided to the Fund by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Fund.

The Board considered the special attributes of the Fund as a closed-end fund that has elected to operate as an interval fund and the benefits that are expected to be realized from an investment in the Fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining the processes and infrastructure necessary to support the ongoing operations of the Fund, including the subscription and repurchase processes.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to align investment professionals’ interests with the interests of the Adviser and the Fund and its shareholders.

In addition, the Board reviewed information about the Adviser’s investment process, as well as its risk management, valuation, legal and compliance programs. The Board also considered that the Adviser oversees the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, including the Fund’s compliance with the exemptive order from the Securities and Exchange Commission permitting the Fund to co-invest in certain negotiated investments with other funds or accounts managed by the Adviser or its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Fund should continue to benefit from, the nature, extent and quality of services provided to the Fund by the Adviser.

Investment Performance

The Board considered the investment performance of the Fund. In this regard, the Trustees received information regarding the Fund’s net performance and relative performance as compared to the Peer Funds for the 1-month, 3-month, 6-month, 1-year, and since inception periods, as well as relative performance as compared to the returns of a relevant benchmark index used for performance evaluation for the since inception period as of June 30, 2025. The Board also considered information with respect to the Fund’s risk profile as compared to the

ABFunds.com	AB CarVal Credit Opportunities Fund 67

Peer Funds and a relevant benchmark index for the since inception period as of June 30, 2025.

The Board further noted that, in connection with each of its regular quarterly meetings, the Board receives information on the performance of the Fund, including net performance, relative performance as compared to the Peer Funds, and performance as compared to the returns of a relevant benchmark index used for performance evaluation. At each quarterly Board meeting, the Adviser reviews with the Board the economic and market environment, absolute and relative performance of the Fund, and information about risk management and style consistency in connection with management of the Fund. The Board considered investment performance for the Fund since the Fund’s inception.

The Adviser discussed with the Board factors contributing to the Funds’ performance results. The Board concluded that the investment performance generated by the Adviser was generally satisfactory.

Fees and Expenses of the Fund

The Board then reviewed and considered the management fee rate payable by the Fund to the Adviser under the Advisory Agreement and information about the total expense ratio of the Fund’s shares for the year ended June 30, 2025. The Board considered a comparison of the management fee rate and total net expense ratio of the Fund to those of the Peer Funds, noting that the management fee rate and the total expenses for the Fund were each below the median management fee and total expenses, respectively, of the Peer Funds. The Board also considered that the Fund’s management fee rate was comparable to that of a private fund with a similar strategy managed by the Adviser. The Board noted that the private fund was also subject to a performance fee. The Board reviewed and considered the expense limitations arrangement, pursuant to which the Adviser had contractually agreed to limit certain expenses of the Fund.

Based on its review, the Board concluded that each of the Fund’s management fee rate and total expense ratio is fair and reasonable in light of the services provided to the Fund and other factors considered.

Profitability

The Board next considered the Adviser’s level of profitability with respect to the Fund under the Advisory Agreement. In evaluating the Adviser’s profitability with respect to the Fund, the Board also considered the Adviser’s assumptions used in calculating its profitability. Based on its review, the Board concluded that the Adviser’s profitability was reasonable and not excessive.

Economies of Scale

The Board considered the growth and potential growth of the Fund and information regarding whether the Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Fund. The Board considered that the expense limitation agreement will cause the Adviser to bear certain operational expenses until the Fund is large enough to benefit

68 AB CarVal Credit Opportunities Fund	ABFunds.com

from economies of scale. Although the Fund’s management fee will not decrease as the Fund’s assets grow (because it will not be subject to management fee breakpoints), the Trustees concluded that the Fund’s proposed management fee is appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for the Adviser and the competitive nature of the closed-end interval fund market. The Trustees also noted that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of the management fee payable to the Adviser with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Based on the foregoing, the Board concluded that the lack of breakpoints in the fee structure was appropriate given the expense limitation agreement.

Other Benefits and Other Factors

The Board considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. The Board also considered that the Fund pays a fee to ABIS and also reimburses ABIS for certain out-of-pocket expenses for its provision of certain accounting, consulting, compliance, operational and administrative services to the Fund. Based on information provided by the Adviser, the Board concluded that these other benefits were not material.

Conclusion

In connection with their consideration of the renewal of the Advisory Agreement, the Board gave weight to various factors, but did not identify any particular factor as controlling its decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee payable by the Fund was reasonable in light of the services provided to it by the Adviser, the Adviser’s costs and the Fund’s asset levels. The Trustees concluded that the Adviser’s management likely would benefit the Fund and its shareholders and that the renewal of Advisory Agreement for a period of one-year was appropriate.

ABFunds.com	AB CarVal Credit Opportunities Fund 69

NOTES

70 AB CarVal Credit Opportunities Fund	ABFunds.com

NOTES

ABFunds.com	AB CarVal Credit Opportunities Fund 71

NOTES

72 AB CarVal Credit Opportunities Fund	ABFunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB CarVal Credit Opportunities Fund

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

IVF-COF-0152-1225

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable when filing a semi-annual report to shareholders.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

19(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

19(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB CarVal Credit Opportunities Fund

By:	/s/ Lucas Detor
Lucas Detor
Principal Executive Officer

Date: March 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Lucas Detor
Lucas Detor
Principal Executive Officer

Date: March 3, 2026

By:	/s/ Matthew Johnson
Matthew Johnson
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date: March 3, 2026